Exhibit 10.11

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of June 16, 2025, and is made by and among Parataxis Holdings LLC, a Delaware limited liability company (the “Company”) and the undersigned purchaser of the Note(s) (as defined herein) (the “Purchaser”).

RECITALS

WHEREAS, the Company has offered to sell up to, in the aggregate, $4,000,000 principal amount of one or more notes of the Company (collectively, the “Notes”);

WHEREAS, the Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the offer and sale of the Notes by the Company is being made in reliance upon the exemption from registration available under Section 4(a)(2) of the Securities Act;

WHEREAS, the Purchaser is willing to purchase from the Company Note(s) in the principal amount(s) set forth on the Purchaser’s signature page hereto (the “Note Amount”) and in accordance with the terms, subject to the conditions and in reliance on, the recitals, representations, warranties, covenants and agreements set forth herein and in the Note(s);

WHEREAS, the Company and SilverBox Corp IV, a Cayman Islands exempted company (the “SPAC”), shall effect a business combination transaction (the “deSPAC”) through a series of newly-incorporated Delaware companies that will result in the Company and the SPAC becoming wholly owned subsidiaries of a newly-incorporated Delaware corporation this is a publicly traded company (“Pubco”); and

WHEREAS, the Notes shall be repaid in full on or prior to the consummation of the deSPAC.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1	PURCHASE AND SALE.

1.1	Purchase. The Purchaser agrees to purchase Note(s) from the Company, in the applicable Note Amount, on the Closing Date (as defined below) in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement.

1.2	Terms. Attached hereto as Exhibit A is the form Note.

1.3	Closing. Delivery of the Notes will take place against payment therefor through the remote exchange of documents and signature pages on the date hereof (such date and time, the “Closing Date”). On the Closing Date, the Purchaser will, subject to receipt from the Company of an executed Form W-9, disburse by wire of immediately available funds the applicable Note Amount to an account designated by the Company.

2	CONDITIONS PRECEDENT.

2.1	Conditions to the Purchaser’s Obligation. The obligations of the Purchaser to consummate the purchase of the Notes on the Closing Date are subject to satisfaction of the following (or waiver by the Purchaser):

(a)	Agreement. The Company will have duly executed and delivered this Agreement.

(b)	Representations and Warranties. All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be so true and correct in all respects as of such date).

2.2	Conditions to the Company’s Obligation. The obligation of the Company to consummate the sale of the Notes is additionally subject to each of the following (or written waiver by the Company):

(a)	Agreement. The Purchaser will have duly executed and delivered this Agreement.

(b)	Disbursement. The Company shall have received the applicable Note Amount in immediately available funds in accordance with Section 1.

(c)	Tax Form. The Purchaser will have provided the Company a properly completed and duly executed IRS Form W-9.

(d)	Representations and Warranties. All representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be so true and correct in all respects as of such date).

3	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants to the Purchaser as follows:

3.1	Organization, Qualification and Authority. The Company is a duly organized limited liability company, is validly existing under the laws of the State of Delaware and has all requisite limited liability company power and authority to conduct its business and activities as presently conducted, to own its properties, and to perform its obligations under this Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the Company.

3.2	Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and, assuming due execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3	Issuance of Notes. The Notes are duly authorized and, when issued and paid for in accordance with this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.4	No Conflicts. The execution and delivery by the Company of this Agreement and the performance by the Company of its covenants and obligations hereunder will not violate or conflict with (i) any provision of the organizational documents of the Company, (ii) any material agreement to which the Company is a party, (iii) any legal requirements applicable to the Company or its properties or assets or (iv) any order, writ, judgment, injunction or decree applicable to the Company, except, in the case of clauses (ii), (iii) and (iv), for any such violation or conflict that would not reasonably be expected to have a material adverse effect on the business, assets, properties, financial position or results of operations of the Company and its subsidiaries, taken as a whole.

3.5	No Registration. Assuming the accuracy of the Purchaser’s representations and warranties set forth herein, in connection with the offer, sale and delivery of the Notes in the manner contemplated hereby, it is not necessary to register the offer and sale of the Notes under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Notes (i) were not offered to Purchaser by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

4	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company as follows:

4.1	Organization and Authority. The Purchaser is duly organized, validly existing and in good standing (or the equivalent thereof, if applicable) under the laws of its respective jurisdiction of formation or organization (as applicable) and has all requisite corporate, limited liability company or limited partnership (as applicable) power and authority to conduct its business and activities as presently conducted, to own its properties, and to perform its obligations under this Agreement.

4.2	Execution. This Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization (if applicable), execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3	No Conflicts. The execution and delivery by the Purchaser of this Agreement and the performance by such Purchaser of its covenants and obligations hereunder will not violate or conflict with (i) any provision of the organizational documents of the Purchaser (if applicable), (ii) any agreement to which such Purchaser is party, (ii) any legal requirements applicable to such Purchaser or its properties or assets or (iii) any order, writ, judgment, injunction or decree applicable to such Purchaser, except for any such conflict that would not materially impair such Purchaser’s ability to perform its obligations under this Agreement.

4.4	Purchase for Investment. The Purchaser is purchasing a Note for its own account and not with a view to distribution and with no present intention of reselling, distributing or otherwise disposing of the same. The Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for, or which is likely to compel, a disposition of a Note in any manner.

4.5	Accredited Investor. The Purchaser is, and will be on the Closing Date, an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

4.6	Financial and Business Sophistication. The Purchaser has such knowledge and experience in financial and business matters that it, he or she is capable of evaluating the merits and risks of the prospective investment in the Notes. The Purchaser has relied solely upon its own knowledge of, and/or the advice of its own legal, financial or other advisors with regard to, the legal, financial, tax and other considerations involved in deciding to invest in the Notes.

4.7	Ability to Bear Economic Risk of Investment. The Purchaser recognizes that an investment in the Notes involves substantial risk and the Notes will be subject to restrictions on transfer. The Purchaser has the ability to bear the economic risk of the prospective investment in the Notes, including the ability to hold a Note indefinitely, and further including the ability to bear a complete loss of all of such Purchaser’s investment.

4.8	Information. The Purchaser acknowledges that: (i) such Purchaser is not being provided with the disclosures that would be required if the offer and sale of the Notes were registered under the Securities Act, nor is such Purchaser being provided with any offering memorandum or prospectus prepared in connection with the offer and sale of the Notes; (ii) such Purchaser has conducted its own examination of the Company and their respective subsidiaries and the terms of the Notes to the extent the Purchaser deems necessary to make its decision to invest in the Notes; and (iii) such Purchaser has availed itself of available financial and other information concerning the Company and their respective subsidiaries to the extent the Purchaser deems necessary to make its decision to purchase a Note. The foregoing, however, does not limit or modify the representations, warranties and covenants of the Company in Section 3 of this Agreement or the right of the Purchasers to rely thereon.

4.9	Access to Information. The Purchaser acknowledges that it, he or she and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and their respective subsidiaries that have been requested by such Purchaser or its advisors and have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning terms and conditions of the transactions contemplated by this Agreement in order to make an informed and voluntary decision to enter into this Agreement and to invest in the Notes. The foregoing, however, does not limit or modify the representations, warranties and covenants of the Company in Section 3 of this Agreement or the right of the Purchasers to rely thereon.

4.10	Investment Decision. The Purchaser has made its own investment decision based on its own judgment, due diligence and advice from such advisors as it, he or she has deemed necessary and not based on any view expressed by any other person or entity. The Purchaser is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person by or on behalf of the Company, its agents, attorneys, other advisors or its or their respective affiliates, except for the express statements, representations and warranties of the Company made or contained in this Agreement and any other representations and warranties are disclaimed by the Company, its affiliates and their respective agents and advisors. Furthermore, the Purchaser acknowledges that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Notes constitutes legal, tax or investment advice.

4.11	Private Placement; No Registration; Restricted Legends. The Purchaser understands and acknowledges that the Notes are being sold by the Company without registration under the Securities Act in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act, and accordingly the Notes may be resold, pledged or otherwise transferred only if exemptions from the Securities Act and applicable state securities laws are available to the Purchaser. The Purchaser is not subscribing for Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting. The Purchaser further acknowledges and agrees that all certificates or other instruments representing the Notes will bear the restrictive legend. The Purchaser further acknowledges its primary responsibilities under the Securities Act and, accordingly, will not sell or otherwise transfer the Notes or any interest therein without complying with the requirements of the Securities Act and the rules and regulations promulgated thereunder and the requirements set forth in this Agreement.

4.12	No Market. The Purchaser will purchase a Note directly from the Company and not from any placement agent or underwriter and the Purchaser understands that none of the Company or any broker or dealer has any obligation to make a market in the Notes.

4.13	Accuracy of Representations. The Purchaser understands that the Company will rely on the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement and agrees that if any of the representations or acknowledgements made by it are no longer accurate as of the Closing Date, or if any of the agreements made by it are breached on or prior to the Closing Date, such Purchaser will promptly notify the Company.

5	MISCELLANEOUS.

5.1	Waiver or Amendment. No waiver of any provision or condition hereof shall be valid unless the same shall be in writing and signed by the party against which such waiver is to be enforced. No waiver by any party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

5.2	Interpretation. The use of a particular pronoun herein will not be restrictive as to gender or number but will be interpreted in all cases as the context may require.

5.4	Severability. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof or the application of any such provision to any person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions hereof. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part hereof a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

5.5	Successors and Assigns. This Agreement will inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns. The term “successors and assigns” will not include a purchaser of a Note from a Purchaser merely because of such purchase.

5.6	Entire Agreement. This Agreement (together with the exhibits to this Agreement including the Notes(s)) contain the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether written or oral, relating to such subject matter in any way.

5.8	Governing Law; JURY TRIAL WAIVER; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PURCHASER HEREBY WAIVES, AND COVENANTS THAT IT, HE OR SHE WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN WHOLE OR IN PART UNDER, RELATED TO, BASED ON OR IN CONNECTION WITH THE NOTE(S) OR THE SUBJECT MATTER THEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE. Any issue, claim, demand, action or cause of action arising in whole or in part under, related to, based on or in connection with this Agreement, the Note(s) or the subject matter thereof, whether now existing or hereafter arising and whether sounding in tort or contract or otherwise shall be brought exclusively in the federal or state courts in the Borough of Manhattan, New York, New York.

5.9	No Third Party Beneficiary. This Agreement is for the sole benefit of the parties and their permitted assigns and nothing herein expressed or implied shall give or be construed to give any person, other than the parties and such permitted assigns, any legal or equitable rights hereunder.

5.10	No Recourse Against Others. No director, officer, employee, manager, member or equityholder (in its capacity as such) of the Company or any of its subsidiaries or affiliates shall have any liability for the performance of any obligations of the Company under this Agreement or for any claim based on, in respect of, or by reason of such obligations or their creation. The Purchaser, by executing this Agreement, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Note(s) contemplated hereunder.

5.11	Further Assurances. From time to time at the request of the Company and without any additional consideration, the Purchaser agrees to furnish to the Company such further information or assurances, execute and deliver such additional documents, instruments, certificates and conveyances, and take all such other actions and do such other things, as may be necessary or appropriate in the sole opinion the Company to carry out the provisions of the Note(s) and this Agreement and to give effect to the transactions contemplated hereby and thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

PARATAXIS HOLDINGS LLC

By:	/s/ Edward Chin
Name: Edward Chin
Title: Manager

PURCHASER:

Name(s) of Purchaser: Parataxis Multi-Strategy Fund LP

Signature of Authorized Signatory of Purchaser: /s/ Thejas Nalval

Name of Authorized Signatory: Thejas Nalval

Title of Authorized Signatory: CIO

Address for Notice to Subscriber:

Attention: Thejas Nalval

Email: thejas@parataxis.io

Telephone No.: 917-828-7467

Note Amount: $4,000,000